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                                                                   EXHIBIT 10.12
                             JAMISON BUILDING LEASE

                                ADDENDUM 10-1-03

SUITE NO:    101, 201, and 207
LANDLORD:    CEAD Partners, Inc.
TENANT:      ASTI Operating Company, Inc.

         Existing lease is hereby extended 12 months beginning October 1, 2003 and ending September 30, 2004. The new rental rate will be $3,815.00 per month. Checks and notices will be made to INVESTwest C.T.A. and delivered to their new address of 376 SW Bluff Drive, #3, Bend, OR 97702. All other terms and conditions of the lease will remain the same.

LANDLORD:    By: /s/ Bruce Rhine                       Date:  10/10/03
                 --------------------------
                 Bruce Rhine

TENANT:      ASTI Operating Company, Inc.

             By: /s/ Pat Huber                                Date:  10/10/03
                 --------------------------
                 Pat Huber, Controller

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